SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 20, 2001


                          INTERNATIONAL FIBERCOM, INC.
             (Exact name of registrant as specified in its charter)


                                     Arizona
                 (State or other jurisdiction of incorporation)


     001-13278                                           86-0271282
(Commission File Number)                    (IRS Employer Identification Number)


            3230 East Broadway Road, Suite 200, Phoenix Arizona 85040
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (602) 387-4000


                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

International FiberCom, Inc. announced its operating results for the three and nine month periods ended September 30, 2001 in a press release dated November 20, 2001. The related press release is filed as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.    Exhibit Description                                Filed Herewith
-----------    -------------------                                --------------
99.1           Text of Press Release dated November 20, 2001            X


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 28, 2001                INTERNATIONAL FIBERCOM, INC.


                                        /s/ Joseph P. Kealy
                                        ----------------------------------------
                                        Joseph P. Kealy
                                        President and Chief Executive Officer